UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 23, 2017

Horizon Bancorp
(Exact Name of Registrant as Specified in Its Charter)

Indiana	000-10792	35-1562417
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Franklin Square, Michigan City, Indiana		46360
(Address of Principal Executive Offices)		(Zip Code)

(219) 879-0211
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.
Horizon Bancorp today announced that, effective following the close of business on June 23, 2017, its subsidiary, Horizon Bank, National Association, converted from a national association to an Indiana state-chartered non-member bank and changed its name to Horizon Bank.  Horizon Bank’s deposits continue to be insured by the Federal Deposit Insurance Corporation to the same extent they were insured prior to the conversion.

Item 9.01   Financial Statements and Exhibits.
The following exhibit shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.
(d)  Exhibits
Exhibit No.	Description
99.1	Horizon Bancorp Press Release dated June 26, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: June 26, 2017	Horizon Bancorp

	By:	/s/ Mark E. Secor
Mark E. Secor Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Location

99.1	Horizon Bancorp Press Release dated June 26, 2017.	Attached